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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 8, 2001
           --------------------------------------------------------



                       IMPERIAL CREDIT INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


       California                        0-19861               95-4054791
       ----------                        -------               ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                            Identification Number)

23550 Hawthorne Boulevard, Building 1, Suite 110                 90505
           Torrance, California                                  -----
           --------------------
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (310) 373-1704
                                                          --------------

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Item 5. Other Events and Regulation FD Disclosure.

     In order to update the descriptions of risk factors we previously filed with the Commission on a Current Report on Form 8-K, dated May 28, 1999, and to provide current information about our business and financial condition, we are hereby filing the attached Risk Factors discussion identifying important factors that could cause our actual consolidated results of operations to differ materially from those projected in the forward-looking statements made by us or on our behalf. The information contained in the attached Risk Factors discussion attached as Exhibit 99 hereto is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     99  Risk Factors.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: May 8, 2001


                                   IMPERIAL CREDIT INDUSTRIES, INC.


                                   By: /s/ Irwin L. Gubman
                                   --------------------------------------------
                                   General Counsel and Secretary

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